Exhibit 10.2

PARKERVISION, INC.

AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

CONVERTIBLE PROMISSORY NOTE AMENDMENT AGREEMENT (the “Amendment”), dated as of June 3, 2024, by and between PARKERVISION, INC., a Florida corporation (the “Company”), and MARK FISHER (the “Holder”).

WHEREAS, Holder is the holder of a convertible promissory note (No. PV 2019-022) dated July 18, 2019 (the “Existing Note”) with a principal balance of $100,000 and a maturity date of July 18, 2024, and

WHEREAS, the Company and Holder wish to modify the note to extend the maturity date.

Capitalized terms used herein and not otherwise defined are defined in the Existing Note.

NOW THEREFORE, the Company and Holder hereby agree as follows:

The MATURITY DATE of the Existing Note is hereby amended to December 1, 2024, effective immediately.

All other terms and conditions of the Existing Note remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its officer thereunto duly authorized as of the date first indicated above.

PARKERVISION, INC.

/s/ Cynthia French

Name: Cynthia French

Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED:

/s/ Mark Fisher

Mark Fisher, Holder